UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Resolute Holdings Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42458	33-1246734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, Suite 5B New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 256-8405

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RHLD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Resolute Holdings Management, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2026. At the Annual Meeting, the following matters were submitted to a vote of holders of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”):

1.The election of four (4) Class II directors to serve on the Company’s board of directors for a term expiring at the Company's 2029 annual meeting of stockholders and until their successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death; and

2.The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

At the close of business on April 15, 2026, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were an aggregate of 8,257,442 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 7,823,266 shares of Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the four (4) Class II directors were elected, and (ii) the Auditor Ratification Proposal was approved.

Proposal No. 1 - Election of the Class II Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Withheld
Joseph J. DeAngelo	6,431,815	497,008
Brian F. Hughes	6,838,335	90,488
Mark R. James	6,077,202	851,621
Thomas R. Knott	6,201,597	727,226

Broker Non-Votes: 894,443

Proposal No. 2 - Auditor Ratification Proposal

The vote with respect to the Auditor Ratification Proposal was as follows:

For	Against	Abstain
7,818,712	1,775	2,779

Broker Non-Votes: N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026

RESOLUTE HOLDINGS MANAGEMENT, INC.

By:	/s/ David A.P. Marshall
Name:	David A.P. Marshall
Title:	Chief Legal Counsel and Corporate Secretary